UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 28, 2014
Brixmor Property Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36160	45-2433192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
420 Lexington Avenue
New York, New York 10170
(Address of Principal Executive Offices) (Zip Code)
(212) 869-3000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On March 28, 2014, Brixmor Property Group Inc. (the “Company”) completed the termination and winding-up of a separate series of interest (the “Series”) in Brixmor Operating Partnership LP (the “OP”). In connection with the Company’s initial public offering, interests in the Series were issued to certain funds affiliated with The Blackstone Group L.P. and Centerbridge Partners, L.P. (owners of the OP prior to the Company’s initial public offering) (the “pre-IPO owners”) to allocate to them all of the economic consequences of ownership of certain properties (the “Non-Core Properties”) that were excluded from the Company’s “IPO Portfolio.” The Non-Core Properties have been transferred to the pre-IPO owners or otherwise disposed of on behalf of the pre-IPO owners.
In connection with the termination and winding-up of the Series in its entirety, on March 28, 2014, Brixmor OP GP LLC, as general partner (the “General Partner”) of the OP, executed Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of the OP (as amended, the “Partnership Agreement”). The amendment eliminates the provisions of the Partnership Agreement related to the Series.
The foregoing summary is qualified in its entirety by reference to Amendment No. 3 to Amended and Restated Agreement of Limited Partnership of Brixmor Operating Partnership LP which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.
Certain rights and obligations with respect to interests in the Series were governed by a separate series agreement, dated as of October 29, 2013 (the “Series Agreement”), by and among Non-Core Series GP, LLC (the “Series General Partner”), BRE Non-Core Assets, Inc. (the “Series Limited Partner”), the General Partner and the other parties thereto. In connection with the termination and winding-up of the Series, as described above, on March 28, 2014, the Series Agreement was terminated and is of no further force and effect. The Series General Partner and Series Limited Partner are wholly-owned by the pre-IPO owners.

Item 8.01	Other Events.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 8.01.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of Brixmor Operating Partnership LP, dated as of March 28, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIXMOR PROPERTY GROUP INC.

By:	/s/Steven F. Siegel
Name:	Steven F. Siegel
Title:	Executive Vice President,
General Counsel and Secretary
Date: April 3, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 3 to the Amended and Restated Agreement of Limited Partnership of Brixmor Operating Partnership LP, dated as of March 28, 2014